Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of agilon health, inc. (the “Company”) on Form 10-Q for the period ending September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Benjamin Shaker, Chief Markets Officer and Member of the Office of the Chairman of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2025	By:	/s/ BENJAMIN SHAKER
Benjamin Shaker
Chief Markets Officer and Member of the Office of the Chairman
(Interim Principal Executive Officer)